                            Monument Series Fund, Inc.

                          Supplement Dated March 20, 1998
                      to the Prospectus Dated January 2, 1998



Effective March 23, 1998, the following information replaces the section entitled "BUYING, REDEEMING, AND EXCHANGING SHARES - Public Offering Price" as found on page 12 of the current prospectus for Monument Washington Regional Growth Fund and Monument Washington Regional Aggressive Growth Fund, (each a "Fund"; collectively, the "Funds"):

                                   SALES CHARGE AS A PERCENTAGE OF   AMOUNT PAID TO
                                   -------------------------------    DEALERS AS A
AMOUNT OF PURCHASE AT THE              OFFERING      NET AMOUNT      PERCENTAGE OF
PUBLIC OFFERING PRICE                   PRICE         INVESTED       OFFERING PRICE
---------------------                   -----         --------       --------------
$50,000 or less                         4.75%          4.99%            4.00%
Over $50,000 through $100,000           3.50%          3.63%            3.00%
Over $100,000 through $1,000,000        2.50%          2.56%            2.25%
Above $1,000,000                        0.25%          0.25%            0.25%